UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported
):
October 3
1
, 2023 (October 25, 2023)

INSPIRE VETERINARY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-41792 (Commission File Number)	85-4359258 (I.R.S. Employer Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA (Address of principal executive offices)	23452 (Zip Code)

Registrant’s telephone number, including area code:

(757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
   Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Valley Veterinary Service Acquisition

On October 27, 2023,
Inspire Veterinary Partners, Inc. (the “Company”) and IVP PA Holding Company, LLC (“AcquisitionSub”), a Delaware limited liability company and wholly-owned subsidiary of the Company, entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Valley Veterinary Service, Inc., a Pennsylvania corporation (the “Seller”), Michelle Bartus, VMD and Peter Nelson, VMD (the “Owners” and together with the Seller, the “Seller Parties”), related to the acquisition of Valley Veterinary Service animal hospital.

The aggregate purchase consideration for the Valley Veterinary Service animal hospital is $1,400,000 plus the assumed liabilities described below, consisting of $1,000,000 to be paid in cash at the closing of the acquisition plus a number of restricted shares of the Company’s Class A common stock (the “Class A Common Stock”) equal to the quotient obtained by dividing $400,000 by the official closing price of one share of Class A Common Stock as reported by the Nasdaq Capital Market on the trading date immediately prior to the closing.

Pursuant to the Asset Purchase Agreement, AcquisitionSub
will
acquire substantially all of the assets comprising the veterinary clinic operating under the name “Valley Veterinary Service”, including all equipment and other tangible personal property, inventory, customer deposits, prepaid expenses, permits, licenses, franchises, variances, business contracts and equipment leases, books and records, telephone numbers, yellow pages listings, internet websites, electronic mail addresses (including, without limitation, any and all content therein), and social media sites and accounts, goodwill and intangible assets and other proprietary rights relating to the veterinary practice. The acquisition excludes certain assets, including certain excess cash, patient and medical records and files to the extent non-transferable by applicable law, personal licenses held by individual veterinary professionals, and other stipulated assts. The Asset Purchase Agreement also provides that AcquisitionSub will assume liabilities arising from business contracts that may arise after the closing.

The closing of the Valley Veterinary Service acquisition is conditioned on the absence of any new statute, rule, regulation or order prohibiting the transactions and any claim, action, suit, arbitration, inquiry, proceeding, investigation, or legal proceeding seeking to restrain or alter the acquisition, as well as other customary closing conditions. The Company does not expect that the transaction will require state or federal regulatory approval.

The Asset Purchase Agreement also provides for certain indemnification rights of AcquisitionSub and its affiliates against the Seller Parties in respect of liabilities, claims, suits, actions and other losses arising from, among other events, any misrepresentation of, breach of, or inaccuracy in any representation or warranty made by any Seller Party, any non-fulfillment, non-performance, or breach of any agreement, covenant or other condition, any  violations of environmental and safety requirements, actions and claims by third parties, claims for broker or finder fees, certain taxes
 and
 liabilities arising prior to the closing and any legal proceedings relating to the foregoing.

The Asset Purchase Agreement also provides that AcquisitionSub will indemnify the Seller Parties and certain of their affiliates for losses arising from any misrepresentation or breach of any representation or warranty, non-performance or breach of any agreement or covenant, any claims for broker or finder fees and any legal proceedings relating to the foregoing.

The Asset Purchase Agreement may be terminated by AcquisitionSub, the Seller Parties, or all of them in certain circumstances. The Company expects the transactions contemplated by the Asset Purchase Agreement to be completed by November 8, 2023.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Valley Veterinary Rea; Estate Acquisition

Also on October 27, 2023,  IVP PA Properties, LLC (“RE AcquisitionSub”), a Delaware limited liability company and wholly-owned subsidiary of the Company, and the Owners entered into a real estate asset purchase agreement (the “Real Estate Asset Purchase Agreement”) with respect to certain real estate assets related to the Valley Veterinary Service animal hospital located at 408 Grace Lane, Rostraver Township, Pennsylvania 15012 (Parcel Nos. 56-12-00-0-148 and 56-12-00-0-144).

Pursuant to the Real Estate Asset Purchase Agreement, RE AcquisitionSub
will
acquire

a fee interest in the real property (the “Land”), all buildings, improvements, structures and fixtures (the Improvements”), and all intangible property owned by the Owners in connection with the Land or Improvements, if any, for an aggregate purchase price of $590,000, payable in cash upon the closing of the transaction.

The Real Estate Asset Purchase Agreement contains certain representations, warranties, covenants (including the purchaser obtaining a third-party title commitment and indefeasible fee simple title to the Land and Improvements by a general warranty deed free and clear of all liens and encumbrances other than the certain permitted exceptions) and indemnities, each as set forth in the Real Estate Asset Purchase Agreement. The closing of the real estate acquisition is expected to occur simultaneously with, and is condition upon, the closing of the acquisition of Valley Veterinary Service animal hospital.

The foregoing description of the Real Estate Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Real Estate Asset Purchase Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 10.1 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The sale of restricted shares of Class A Common Stock to the Seller Parties was consummated in privately negotiated transaction exempt from registration pursuant to Rule 506(b) of Regulation D under the Securities Act of 1933, as amended. The proceeds of the sale of the shares of Class A Common Stock were used for general working capital purposes.

Forward-Looking Statements

This press release contains forward-looking statements regarding the Company’s current expectations. These forward-looking statements include, without limitation, references to the Company’s expectations regarding the closing of the acquisition of the
Valley Veterinary Service animal hospital and the related real estate assets. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the satisfaction of closing conditions related to the acquisition of the
Valley Veterinary Service animal hospital and the related real estate assets. These and other risks and uncertainties are described more fully in the section captioned "Risk Factors" in the Company’s Registration Statement on Form S-1 related to the Company’s initial public offering (SEC File No. 0001575872-23-001347). Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item. 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
10.1	Asset Purchase Acquisition Agreement among the Company, IVP PA Holding Company, LLC, Valley Veterinary Service, Inc., Michelle Bartus, VMD and Peter Nelson, VMD †
10.2	Real Estate Asset Purchase Acquisition Agreement among IVP PA Properties, LLC, Michelle Bartus, VMD and Peter Nelson, VMD

†	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3 1 , 2023	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer